UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2018 (February 28, 2018)
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
NCI Building Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on February 28, 2018. The number of shares present in person and/or by proxy at the Annual Meeting was 57,746,734, representing approximately 87% of the 66,142,975 shares of common stock issued and outstanding on January 12, 2018, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected James G. Berges, William R. VanArsdale, Lawrence J. Kremer and John J. Holland as Class I directors to serve until the annual meeting of stockholders to be held in 2021, (ii) approved the 2003 Long-Term Stock Incentive Plan, as amended and restated, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 28, 2018.
     Of the 57,746,734 shares of common stock of the Company present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for, against, abstain and non-votes for each of the nominees for director:

Nominee	For	Against	Abstain	Non-Votes
Class I:
James G. Berges	53,079,227	474,930	20,314	4,172,263

William R. VanArsdale	53,502,799	51,905	19,767	4,172,263

Lawrence J. Kremer	53,473,222	81,435	19,814	4,172,263

John J. Holland	53,477,026	77,603	19,842	4,172,263
In addition to James G. Berges, William R. VanArsdale, Lawrence J. Kremer and John J. Holland, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: Kathleen J. Affeldt, George L. Ball, Gary L. Forbes, George Martinez, James S. Metcalf, Donald R. Riley, Nathan K. Sleeper, and Jonathan L. Zrebiec.
     The stockholders of the Company approved the 2003 Long-Term Stock Incentive Plan, as amended and restated (the “Incentive Plan”), by the following vote:

For	Against	Abstain	Non-Votes
51,693,262	1,875,955	5,254	4,172,263
The full text of the Incentive Plan is filed as Exhibit 10.1 to this Form 8-K. We note that Incentive Plan was approved by our Board of Directors on January 27, 2018, and not on January 26, 2018 as reported in our proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on January 26, 2018.
The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018 by the following vote:

For	Against	Abstain	Non-Votes
57,675,802	55,347	15,585	N/A

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	2003 Long-Term Stock Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk and Compliance Officer, and Corporate Secretary

Date: March 2, 2018